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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                               AMENDMENT NO. 1 TO
                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) DECEMBER 2, 2004

                        --------------------------------

                                MASCO CORPORATION
               (Exact name of Registrant as Specified in Charter)


             DELAWARE                    1-5794                 38-1794485
             --------                  ----------               ----------
 (State or Other Jurisdiction    (Commission File Number)      (IRS Employer
      of Incorporation)                                     Identification No.)



      21001 VAN BORN ROAD, TAYLOR, MICHIGAN                      48180
      -------------------------------------                      -----
     (Address of Principal Executive Offices)                  (Zip Code)



                                 (313) 274-7400
                                 --------------
               Registrant's telephone number, including area code





 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


/ / Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 5.02.        DEPARTURE, ELECTION, OR APPOINTMENT OF DIRECTORS OR OFFICERS.

         The following supplements the disclosure under Item 5.02 of the Company's Form 8-K dated December 2, 2004 and filed December 7, 2004:

         As of February 8, 2005, Dennis W. Archer will become a member of the Corporate Governance and Nominating Committee of the Board of Directors of Masco Corporation.



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            MASCO CORPORATION




                                            By:  /s/ Timothy Wadhams
                                                 -------------------------------
                                            Name:  Timothy Wadhams
                                            Title:   Senior Vice President and
                                                      Chief Financial Officer


Date:  February 2, 2005